      Travelers
      Corporate
      Loan Fund Inc.

      Quarterly Report
      December 31, 2001                      Ticker Symbol: TLI

                                   [GRAPHIC]

Travelers
Corporate
Loan Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

GLENN N. MARCHAK
Vice President and Investment Officer



        We are pleased to provide you with the quarterly report for the Travelers Corporate Loan Fund Inc. ("Fund") for the three months ended December 31, 2001. In this report, a summary of the Fund's performance can be found in the appropriate sections that follow. In addition, we have summarized a review of economic conditions and our outlook going forward. We hope you find this report useful and informative.

Performance Update

During the reporting period, the Fund distributed income dividends totaling $0.21 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's December 31, 2001 net asset value per share ("NAV") and the New York Stock Exchange ("NYSE") closing price./1/

                                  Annualized        Three-Month
              Price Per Share Distribution Rate/2/ Total Return/2/
              --------------- -------------------  --------------
               $14.09 (NAV)          5.62%             1.24%
               $12.74 (NYSE)         6.22%             1.04%

---------
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2Total returns are based on changes in NAV and the market value, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.066 for twelve months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

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Travelers Corporate Loan Fund Inc.
                                                                             1

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior secured corporate loans.

We are pleased to report that, based on data provided by Lipper Inc. ("Lipper"),/3/ the Fund had the highest cumulative total return for the twelve-month and three-year periods ended December 31, 2001, when compared to all other funds in the "Loan Participation" category. Cumulative total return is based on distributed earnings plus any change in NAV. Of course, past performance is not indicative of future results.

On January 16, 2002, the Fund declared a regular monthly dividend for January of $0.066 per share. The January 2002 monthly dividend payout was the same rate as was paid in December 2001. This was the first month that we have held the dividend rate steady since December 2000. Our dividend strategy has been to attempt to adjust the dividend to changes in cash flow generated by the loans held in the portfolio. Throughout 2001, we continued to reduce the Fund's dividend in response to reductions in the Fund's cash flow resulting largely from the series of 11 consecutive easings of short-term interest rates by the U.S. Federal Reserve Board ("Fed"). Since the beginning of its rate reduction campaign on January 3, 2001, the Fed has cut rates by 475 basis points,/4/ or 4.75%, bringing short-term interest rates to a 40-year low. As economic conditions appear to be stabilizing, we believe the probability of further easings by the Fed has diminished considerably. Most recently, on January 30, 2002, the Fed announced that it was holding short-term rates steady.

Unlike fixed-rate investments, interest rates of corporate loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Portfolio Review

Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate corporate loans. As of December 31, 2001, the Fund had total net assets of approximately $137.9 million that had an average equivalent rating of "Ba3" and was invested in 30 industry sectors with the largest industry concentration of 12.6% in the telecommunications industry. We had interests in loans made to 83 issuers.

---------
3Lipper is an independent mutual-fund-tracking organization.
4A basis point is 0.01% or one one-hundredth of a percent.

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                                          2001 Quarterly Report to Shareholders
2

Since our last report, our NAV has recovered from the lows experienced subsequent to the September 11th attacks on the World Trade Center and Pentagon. At the time of our last report dated November 7, 2001, the Fund's NAV was $14.03 per share after hitting a low of $13.99 per share. As of February 1, 2002, our NAV had recovered to $14.26 per share. The recovery has largely been the result of an overall improvement in pricing in the corporate loan market subsequent to September 11th. The corporate loan market continues to see a higher degree of volatility than experienced historically, due to weakness in the economy and a greater degree of uncertainty in the financial markets. However, we have seen significant improvement since our last report and, as the economy continues to recover, we expect that the financial markets and the corporate loan market will continue to show further signs of improvement.

One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

As noted earlier, the regular monthly dividend was held steady at 6.60 cents on January 16, 2002. On January 30, 2002, the Fed left short-term interest rates unchanged at 1.75% and suggested that the economic recession may be ending. Although the Fed announced a bias weighted toward economic weakness, the fact that the Fed left rates unchanged after a series of 11 consecutive rate cuts beginning more than a year ago, provided a new level of confidence in the financial markets.

We believe that the odds are in favor of the Fed moving into a period of stable interest rates that will last until sometime in the second half of 2002, when the probability of a policy shift to increasing short-term interest rates will grow. We also believe that inflation will remain benign throughout 2002. In that environment, we anticipate that the Fund's dividend could be favorably affected, all things being equal, as the Fund's real rate of return could improve should our dividend increase as short-term interest rates rise.

Subsequent to September 11th, the share price of the Fund quickly fell to a closing low of $12.51 per share and a 52-week intra-day low of $12.45 per share. The share price then showed a high level of volatility for several weeks and since then has settled into less volatile trading ranges. From early November 2001 through the end of 2001, the Fund traded in a range of approximately $12.60 to $12.75 per share. Since the beginning of 2002, the Fund's share price has, on balance, increased and traded in a range of approximately $12.80 to $13.00 per share. While the share price has improved somewhat, the Fund continues to trade at a wide discount relative to historical levels. We attribute the higher level of discount to the higher level of risk

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Travelers Corporate Loan Fund Inc.
                                                                             3
premium required by investors across financial asset classes to compensate for the perceived risk level in the economy and financial markets.

Corporate Loan Market Outlook

While a high level of risk remains, we are pleased to report that we feel we are beginning to see the light at the end of the tunnel in the corporate loan market after a long period of darkness. The economy appears to have bottomed, secondary loan prices are up, defaults are turning down and the structures of corporate loans being offered in the market are strong by historical standards.

Reflecting a higher level of confidence in the market, secondary loan prices have been less volatile and have improved several points, on average, across all industries and throughout the credit spectrum. Though risk premiums have remained high, they continue to decline. New issuance remains weak. However, as the economic picture recovers and earnings visibility improves, businesses will again begin to take on increasing levels of risk and the financial community will drive further levels of new issuance in the credit markets and the corporate loan market. While we do not believe this process will occur overnight, we do see the loan market improving as the economy continues to strengthen. While new issuance has been slow for some time, the Fund's level of assets, while low, remains acceptable. We expect that we will be able to maintain satisfactory asset levels throughout this period until new issuance picks up.

As noted in our last report, the conditions for investing in the new issuance that comes to market are favorable. Credit structures remain restrictive and credit spreads are wide by historical standards, as investors remain cautious in the current environment. We expect that these positive trends will continue for the foreseeable future. As the economy recovers in 2002, the credit discipline that has existed should drive stronger overall market dynamics going forward.

Investment Strategy

While we are beginning to see the light at the end of the tunnel, the environment in the corporate loan market remains challenging. Even as the economy may have seen the bottom, companies will be working to recover from the effects of the recession for some time. In addition, the capital markets remain selective as to where capital will be deployed. In this environment, our strategies for managing the portfolio remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit

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                                          2001 Quarterly Report to Shareholders
4
problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

While all components of our investment strategy are important, during this improving but still challenging period, we continue to emphasize monitoring and conducting remedial action in the Fund's portfolio. We continually evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

The Fund has not suffered any payment defaults since our last shareholder report and the majority of loans in the portfolio have continued to perform well. While improving, we continue to believe that a significant level of risk will remain in the capital markets, the corporate loan asset class and the Fund until recovery of the economy becomes well established. As always, we monitor the portfolio carefully and while we are confident the portfolio should continue to perform well, we must be vigilant in maintaining the credit discipline that we have followed in the past.

Outflows from repayments and refinancing activity picked up in the fourth quarter while new issuance remained sparse. As a result, the Fund's level of loan assets dropped. New loan issuance has remained slow into early 2002 and we expect this condition will continue for the remainder of the first quarter as the economy begins to recover. Though we have room to add new assets, we will remain cautious in selecting new loans to add to the portfolio. Having said that, the selection of loans that come to market for the foreseeable future should be attractive relative to historical norms as credit statistics and pricing remain favorable.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the corporate loan asset class.

Economic Outlook

The United States economic picture has improved considerably since our last report. At the time of our last report, the deteriorating economic picture was exacerbated by the September 11th attacks, the anthrax scare and the prospects for further terrorist attacks. As we later found out, the economy had officially been in recession since March 2001. Since that time, the economy has shown considerable signs of regaining its footing with the potential to resume growth

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Travelers Corporate Loan Fund Inc.
                                                                             5
at some level. A sense of emerging recovery is beginning to show in surveys of both consumers and businesses. While it is premature to call the recession over, should the economy turn up from here, this may turn out to be one of the mildest recessions on record.

After 11 consecutive reductions in the last year, on January 30, 2002, the Fed kept short-term interest rates steady at 1.75%, a 40-year low, suggesting they may be seeing the first recession in a decade coming to an end. In its announcement, the Fed said "With the forces restraining the economy starting to diminish, and with the long-term prospects for productivity growth remaining favorable and monetary policy accommodative, the outlook for economic recovery has become more promising."

Recent economic news has been unexpectedly positive. In a surprise announcement, the Commerce Department reported that Gross Domestic Product ("GDP") expanded at an annual rate of 0.2% in the fourth quarter of 2001, led by a surge in consumer and government spending. This was in contrast to the 1.1% contraction expected by most economists. The economy had declined at a 1.3% rate in the third quarter of 2001. For all of 2001, the economy grew at 1.1%, the weakest since the last recession in 1990-91. An industry report showed that manufacturing improved in January for a third straight month, a sign factories may soon recover from an 18-month slump. The manufacturing index of the Institute for Supply Management ("ISM," formerly the National Association of Purchasing Management, "NAPM") rose to 49.9 from 48.1 in December, the highest rate since the manufacturing slump began a year and a half ago in August 2000 (levels below 50 indicate contraction in manufacturing while levels above 50 suggest expansion). The index has been rising since dropping to 39.5 in October, the lowest level since February 1991. The ISM's production index rose a second month in a row in January to 52 from 50.3, the highest reading since August 2001 and the first two consecutive months of expansion since June-July 2000. ISM's new-orders index was 55.3 in January versus 55.5 in December, the first time in a year and a half bookings grew for two months in a row. On the employment front, the unemployment rate unexpectedly fell in January to 5.6% from 5.8% in December and the economy lost the fewest jobs in nine months. This was the first drop in unemployment since May of last year. While company payrolls continued to contract, January's decline was the smallest in five months, suggesting job losses are slowing. U.S. personal incomes increased in December for the first time in four months. Consumer confidence is also on the rise. The University of Michigan's survey of consumer confidence rose in January to a 12-month high of 93 after jumping to
88.8 in December. It was the highest reading since 94.7 was recorded in January 2001. In another measure of confidence, the Conference Board's index of consumer sentiment rose to a five-month high of 97.3 in January after jumping to 94.6 in December. A separate outlook for six

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
6
months from now soared to the highest level since December 2000. Consumer expectations for the future are now higher than they have been in more than a year. Confidence is a critical leading indicator, as it is tied to consumer spending, which accounts for two thirds of the economy. A significant amount of the strength recorded in the fourth quarter came from consumer spending, which grew at an annual pace of 5.4% in the fourth quarter according to the Commerce Department. That was the fastest increase since the first quarter of 2000. Largely driven by auto purchases, consumers spent more on durable goods in the fourth quarter than they have at any time in the last 15 years. Lastly, major economies around the world are beginning to show signs of improvement driven by some of the same factors that are positively affecting the U.S. economy: low energy costs, low interest rates and low inventories.

Several key factors have contributed to the recent improvement in economic conditions. The early rate cuts made in the Fed's campaign to ease monetary policy have taken hold and we believe that the cuts made more recently will provide further stimulus down the road, as they have not yet had sufficient time to work their way into the system. Government spending has increased significantly and will likely remain high as defense spending continues to increase. Low energy prices, tax relief, strong consumer confidence, low mortgage rates driving strong refinancing activity, rising personal incomes in December, a recovery in the stock market since September 11th and unseasonably warm weather have spurred consumer spending. Further, record auto sales were spurred by significant one-time manufacturer incentives. Record inventory liquidations in the second half of 2001 caused inventories to fall to the lowest level in almost two years. While this stunted growth in the second half of 2001, the need for inventory rebuilding is now paving the way for a rebound in manufacturing.

Amid all the recent positive news, there remain significant risks to a sustained economic recovery. In its January 30 statement, the Fed also said, "The degree of any strength in business capital and household spending, however, is still uncertain. Hence, the Committee continues to believe that the risks are weighted towards conditions that may generate economic weakness in the foreseeable future." Corporate profits -- a key ingredient to capital spending and job creation -- remain extremely weak and are at their lowest levels since 1999. With little pricing power, it may prove difficult for corporations to generate the level of profit growth necessary to drive renewed capital spending and strong job formation. Capacity utilization rates remain low, which will continue to put downward pressure on capital spending. Unemployment tends to be a lagging indicator, typically remaining at high levels even after the worst of a recession has passed, because hiring is slow to pick up until companies are certain that a recovery will persist. While the employment picture has improved, corporations continue to cut payrolls to restore profitability. High

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             7
levels of productivity put additional pressure on employment in a low growth environment. It is unlikely that consumer spending can continue at its current pace, as pent-up demand has likely been significantly reduced, if not largely eliminated. Consumer spending received a huge boost from discounting by retailers and auto manufacturer incentives, but these are being significantly reduced or phased out. For example, although consumer durable-goods spending was high in the fourth quarter, spending slowed considerably as the quarter progressed as auto incentive programs were cut back. Consumer spending could also come under pressure, as individuals are carrying a historically high level of debt and an increase in the savings rate toward more historical levels could quell consumer demand. The personal savings rate increased to 1% in December from 0.5% in November and remains at historically low levels. Nominal GDP, which is not adjusted for inflation, fell at a 0.1% rate in the fourth quarter, the first decline in almost 20 years. Exports remain weak due to global economic weakness and a strong U.S. dollar. The collapse of Enron and concern about the quality of corporate accounting has dampened investor confidence, threatening capital formation and corporate spending. In addition, stock-market valuations remain high, making it difficult to expect a strong market advance.

In weighing the economic data, we believe that the recession, if not already over, will end shortly. Notwithstanding a resumption of economic weakness, we expect that the Fed has completed its rate-cutting campaign. Both consumer and government spending have driven the economy out of the depths of the recession. However, we expect that growth will be muted in the coming months as pressures on the consumer, coupled with fewer incentives to purchase goods, stunt consumer spending. We anticipate industrial production will become an increasing component of and remain a powerful driver of the economy for the foreseeable future as companies restock inventory levels. Improvement in foreign economies will also aid the U.S. economy. However, stronger growth will not likely become evident until sometime in the second half of the year, when the full effects of monetary stimulus are evident and corporate profits begin to recover, driving a stronger labor market and leading to the resumption of stronger consumer spending. As we expect inflation will remain benign for some time, it is unlikely the Fed will feel pressure to reverse its accommodative interest-rate policy until the economy has fully recovered. We believe the Fed will be slow to increase short-term interest rates and that rates will stay lower longer than the financial markets currently expect. We expect that longer-term growth will remain moderate as the elimination of the budget surplus, the end of the "Peace Dividend" and the prospects for a higher consumer savings rate will remain a drag on the economy for some time.

The most significant risks to the economy continue to lie with the consumer. If consumer spending does not pick up in the second half of the year, there is a risk the economy could turn back down as the inventory-restocking story runs

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                                          2001 Quarterly Report to Shareholders
8
its course. The consumer could be affected by many factors, including a high unemployment rate, high debt levels, new terrorist threats and higher energy prices resulting from disruption of the oil supply from the Middle East. If consumer spending drops off considerably, it could lead to a continuation of pressure on corporate profits that could result in renewed weakening in employment and capital spending. In addition, there remains the risk that foreign economies begin to erode again, most notably the potential for implosion of the Argentine and Japanese economies.

We will endeavor to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Sincerely,

/s/ Heath B. McLendon  /s/ Glenn N. Marchak
Heath B. McLendon      Glenn N. Marchak
Chairman               Vice President and
                       Investment Officer
February 1, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that future corporate loans will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

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Travelers Corporate Loan Fund Inc.
                                                                             9

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 26. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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                                          2001 Quarterly Report to Shareholders
10

 Schedule of Investments (unaudited)                December 31, 2001


   FACE                                            LOAN   STATED
  AMOUNT                  SECURITY                 TYPE  MATURITY    VALUE*
------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 98.6%
Aerospace/Defense -- 3.8%
$5,264,819 Decrane Aircraft Holdings, Inc.        Term B  9/30/05 $  5,054,226
 2,450,062 Decrane Aircraft Holdings, Inc.        Term D 12/24/06    2,370,435
------------------------------------------------------------------------------
                                                                     7,424,661
------------------------------------------------------------------------------
Automotive -- 5.7%
 1,333,333 Collins & Aikman Corp.                 Term B  6/30/05    1,326,667
 2,977,273 Dura Automotive Systems, Inc.          Term B  3/31/06    2,949,361
 1,947,715 J.L. French Automotive Casting, Inc.   Term B 10/21/06    1,490,002
 1,912,800 Metaldyne Co. LLC                      Term B 11/28/08    1,759,776
 4,633,074 Stoneridge, Inc.                       Term B 12/31/05    3,644,686
------------------------------------------------------------------------------
                                                                    11,170,492
------------------------------------------------------------------------------
Building Materials -- 3.8%
 1,693,743 Hanley-Wood, Inc.                      Term B  9/21/07    1,664,102
 1,302,347 Onex ABCO LP                           Term B 11/15/05    1,133,042
 2,677,030 Panolam Industries International, Inc. Term B  1/31/07    2,462,868
 2,644,431 Trussway Holdings Inc.                 Term B 12/31/06    2,115,545
------------------------------------------------------------------------------
                                                                     7,375,557
------------------------------------------------------------------------------
Chemicals -- 7.8%
 2,940,000 Georgia Gulf Corp.                     Term B 11/10/06    2,928,240
 1,470,000 Huntsman International LLC             Term B  6/30/07    1,437,742
 1,470,000 Huntsman International LLC             Term C  6/30/08    1,437,742
 7,836,827 Lyondell Petrochemical Co.             Term E  5/17/06    7,876,458
 1,691,500 Noveon, Inc.                           Term B  9/30/08    1,683,043
------------------------------------------------------------------------------
                                                                    15,363,225
------------------------------------------------------------------------------
Conglomerates -- 2.6%
 1,481,250 Gentek, Inc.                           Term C 10/31/07    1,214,625
 3,920,000 SPX Corp.                              Term B 12/31/06    3,905,912
------------------------------------------------------------------------------
                                                                     5,120,537
------------------------------------------------------------------------------
Consumer Products -- 4.3%
   931,000 American Safety Razor Co.              Term B  4/30/07      899,579
   997,500 Armkel, LLC                            Term B  3/28/09    1,003,527
 3,200,000 Dean Foods Co.                         Term B  7/31/08    3,216,400
 1,920,128 Holmes Products Corp.                  Term B   2/5/07    1,320,088
   997,500 Shop Vac Corp.                         Term     7/7/07      992,512
 1,000,000 Tesoro Petroleum Corp.                 Term B 10/18/07    1,001,750
------------------------------------------------------------------------------
                                                                     8,433,856
------------------------------------------------------------------------------
Electric -- 2.0%
 3,940,000 Western Resources, Inc.                Term    3/17/03    3,897,318
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

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Travelers Corporate Loan Fund Inc.
                                                                             11

 Schedule of Investments (unaudited) (continued)    December 31, 2001


   FACE                                           LOAN    STATED
  AMOUNT                 SECURITY                 TYPE   MATURITY    VALUE*
------------------------------------------------------------------------------
Entertainment -- 4.7%
$2,940,000 Corus Entertainment Inc.             Term B    9/30/07 $  2,947,350
 1,243,750 Entravision Communications           Term B   12/31/08    1,248,414
 3,491,250 Six Flags Theme Parks Inc.           Term B    9/30/05    3,503,906
    80,000 Washington Football Group, Inc.      Term A   10/29/04       79,875
 1,500,000 Washington Football Inc.             Term C   10/29/04    1,503,750
------------------------------------------------------------------------------
                                                                     9,283,295
------------------------------------------------------------------------------
Environmental -- 3.0%
 1,570,942 Allied Waste North America, Inc.     Term B    7/30/06    1,558,582
 1,909,784 Allied Waste North America, Inc.     Term C    7/30/07    1,894,758
 2,438,000 Casella Waste System, Inc.           Term B   12/14/06    2,415,907
------------------------------------------------------------------------------
                                                                     5,869,247
------------------------------------------------------------------------------
Food -- 2.6%
   987,500 Buffets, Inc.                        Term B     3/5/06      989,557
   995,000 Flowers Food Inc.                    Term B    3/26/07      999,353
 1,175,158 Michael Foods Inc.                   Term B    3/22/08    1,182,992
 1,396,696 NSC Operating Co.                    Term B    5/27/07    1,394,368
   500,000 NSC Operating Co.                    2nd Lien  5/25/09      497,657
------------------------------------------------------------------------------
                                                                     5,063,927
------------------------------------------------------------------------------
Gaming -- 3.7%
 2,200,000 Alliance Gaming Corp.                Term B   12/15/06    2,201,375
   636,702 Ameristar Casinos, Inc.              Term B   12/26/06      638,294
   545,744 Ameristar Casinos, Inc.              Term C   12/26/07      547,109
 1,313,333 Isle of Capri Casinos, Inc.          Term B     3/2/06    1,309,112
 1,149,167 Isle of Capri Casinos, Inc.          Term C     3/2/07    1,145,473
 1,474,787 Scientific Games Corp.               Term B    9/30/07    1,474,787
------------------------------------------------------------------------------
                                                                     7,316,150
------------------------------------------------------------------------------
Healthcare -- 1.4%
 1,240,625 Caremark Rx Inc.                     Term B    3/15/06    1,253,420
 1,500,000 Kessler Rehabilitation Corp.         Term B    7/27/08    1,496,250
------------------------------------------------------------------------------
                                                                     2,749,670
------------------------------------------------------------------------------
Home Construction -- 1.0%
 1,970,000 Lennar Corp.                         Term B     5/2/07    1,972,155
------------------------------------------------------------------------------
Independent Energy -- 1.6%
 3,180,077 Heating Oil Partners LP              Term      9/30/03    3,180,077
------------------------------------------------------------------------------
Industrial - Other -- 5.6%
 2,426,508 Flowserve Corp.                      Term B    6/30/08    2,435,103
 1,830,577 General Cable Corp.                  Term B    5/27/07    1,757,354
 1,367,785 Mark IV Industries, Inc.             Term B    9/11/08    1,351,754
 1,466,250 Mueller Group, Inc.                  Term B    8/16/06    1,441,812
 1,466,250 Mueller Group, Inc.                  Term C    8/16/07    1,441,812

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
12

 Schedule of Investments (unaudited) (continued)    December 31, 2001


   FACE                                          LOAN     STATED
  AMOUNT                SECURITY                 TYPE    MATURITY    VALUE*
------------------------------------------------------------------------------
Industrial - Other -- 5.6% (continued)
$  985,000 Mueller Group, Inc.                Term D      8/16/07 $    968,994
 2,335,448 Western Industries Ltd.            Term B      6/23/06    1,576,427
------------------------------------------------------------------------------
                                                                    10,973,256
------------------------------------------------------------------------------
Insurance -- 0.7%
 1,312,500 Oxford Health Plans, Inc.          Term B      6/30/06    1,314,551
------------------------------------------------------------------------------
Lodging -- 0.8%
 1,500,000 Starwood Hotels & Resorts
            Worldwide, Inc.                   IRN         2/23/03    1,503,375
------------------------------------------------------------------------------
Media/Cable -- 8.6%
 2,500,000 Century Cable Holdings             Term B      9/28/09    2,466,853
 9,000,000 Charter Communications Operating
            LLC                               Term B      3/18/08    8,860,122
 1,731,233 Classic Cable, Inc.                Term B      1/31/08    1,550,535
   865,616 Classic Cable, Inc.                Term C      1/31/08      743,348
 2,000,000 Insight Midwest LLC                Term B     12/31/09    1,999,500
 1,200,000 Videotron Ltee                     Term B      12/6/09    1,196,626
------------------------------------------------------------------------------
                                                                    16,816,984
------------------------------------------------------------------------------
Media/Non-Cable -- 11.0%
 4,763,889 21st Century Newspapers            Term B      9/15/05    4,311,319
 1,782,857 Advanstar Communications Inc.      Term B     10/12/08    1,571,886
 4,432,659 American Media Operation Inc.      Term B       4/1/07    4,449,282
 1,827,970 Canwest Media Inc.                 Term B      5/15/08    1,829,341
 1,142,030 Canwest Media Inc.                 Term C      5/15/09    1,142,886
   974,514 Emmis Communications Corp.         Term B      2/28/07      976,417
 4,000,000 Susquehanna Media Co.              Term B      6/30/08    4,000,000
 1,671,578 Trader.com N.V.                    Term B      12/6/06    1,613,073
 1,207,888 Trader.com N.V.                    Term C      12/6/07    1,165,612
   441,258 Young Broadcasting, Inc.           Term B     12/31/06      442,519
------------------------------------------------------------------------------
                                                                    21,502,335
------------------------------------------------------------------------------
Metals -- 0.5%
 1,000,000 Compass Minerals Group, Inc.       Term B     11/28/09    1,013,438
------------------------------------------------------------------------------
Other - Energy -- 0.6%
 1,087,500 Westmoreland Mining LLC            Term        6/30/02    1,087,500
------------------------------------------------------------------------------
Other - Financial Institutions -- 2.6%
 1,477,068 Bridge Information Systems, Inc.   Multi-Draw  5/29/03      854,853
 2,739,352 Bridge Information Systems, Inc.   Term B      5/29/05    1,585,400
 2,940,000 Outsourcing Solutions Inc.         Term B      6/10/06    2,756,250
------------------------------------------------------------------------------
                                                                     5,196,503
------------------------------------------------------------------------------
Paper -- 0.5%
   995,000 Norske Skog Canada Finance Ltd.    Term B      8/14/07    1,001,219
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (unaudited) (continued)    December 31, 2001


   FACE                                            LOAN   STATED
  AMOUNT                  SECURITY                 TYPE  MATURITY    VALUE*
------------------------------------------------------------------------------
Pharmaceuticals -- 0.7%
$1,337,500 Alpharma Corp.                         Term B  10/5/08 $  1,315,766
------------------------------------------------------------------------------
Railroads -- 1.4%
 1,980,000 Kansas City Southern Railway Co.       Term B 12/29/06    1,990,054
   859,834 RailAmerica, Inc.                      Term B 12/31/06      863,730
------------------------------------------------------------------------------
                                                                     2,853,784
------------------------------------------------------------------------------
Refining -- 0.5%
   995,000 Dresser Inc.                           Term B  4/10/09    1,001,219
------------------------------------------------------------------------------
Technology -- 2.3%
 2,475,000 Suez Acquisition Co.                   Term B 11/22/06    2,450,636
 2,259,798 Trend Technologies, Inc.               Term B   3/9/07    2,022,519
------------------------------------------------------------------------------
                                                                     4,473,155
------------------------------------------------------------------------------
Telecommunications -- 12.6%
 1,038,442 American Cellular Corp.                Term B  3/31/08    1,020,918
 1,189,780 American Cellular Corp.                Term C  3/31/09    1,169,703
 2,870,668 Centennial Cellular Operating Co.      Term B   5/1/07    2,625,226
 2,870,408 Centennial Cellular Operating Co.      Term C 11/30/07    2,624,988
 1,000,000 Crown Castle Operating Co.             Term B  3/31/08      982,188
 1,965,000 Dobson Operating Co.                   Term B   1/7/08    1,900,155
   994,845 Fairpoint Communications               Term C  3/30/07      967,487
 3,750,000 Nextel Finance Co.                     Term B  6/30/08    3,394,755
 3,750,000 Nextel Finance Co.                     Term C 12/31/08    3,394,755
 2,369,488 Rural Cellular Corp.                   Term B  10/3/08    2,302,846
 2,369,488 Rural Cellular Corp.                   Term C   4/3/09    2,302,846
 2,000,000 Western Wireless Corp.                 Term B  9/30/08    1,953,958
------------------------------------------------------------------------------
                                                                    24,639,825
------------------------------------------------------------------------------
Tobacco -- 0.4%
   812,500 Commonwealth Brands, Inc.              Term B 12/31/04      811,484
------------------------------------------------------------------------------
Transportation Services -- 1.8%
 1,079,440 Evergreen International Aviation, Inc. Term B  4/28/04      966,099
 2,500,000 TravelCenters of America, Inc.         Term B 11/14/08    2,504,168
------------------------------------------------------------------------------
                                                                     3,470,267
------------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED LOANS
           (Cost -- $202,162,244)                                  193,194,828
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
14

 Schedule of Investments (unaudited) (continued)    December 31, 2001


   FACE
  AMOUNT                          SECURITY                            VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
Commercial Paper -- 1.4%
$2,780,000 Household Financial Corp., 1.800% due
           1/2/02(Cost -- $2,779,861)                              $  2,779,861
-------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $204,942,105**)       $195,974,689
-------------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     -- Subordinate Loan to 1st Lien
    IRN          -- Increasing Rate Note
    Multi-Draw   -- Multi-Draw Term Loan
    Term         -- Term Loan
    Term A       -- Term Loan A
    Term B       -- Term Loan B
    Term C       -- Term Loan C
    Term D       -- Term Loan D
    Term E       -- Term Loan E

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             15

 Statement of Assets and Liabilities (unaudited)    December 31, 2001


   ASSETS:
     Investments, at value (Cost -- $204,942,105)              $195,974,689
     Cash                                                           274,829
     Dividends and interest receivable                            1,295,424
   ----------------------------------------------------------  ------------
     Total Assets                                               197,544,942
   ----------------------------------------------------------  ------------
   LIABILITIES:
     Notes payable (Note 4)                                      59,200,000
     Management fee payable                                         175,387
     Dividends payable                                              170,940
     Interest payable                                                18,342
     Accrued expenses                                               122,702
   ----------------------------------------------------------  ------------
     Total Liabilities                                           59,687,371
   ----------------------------------------------------------  ------------
   Total Net Assets                                            $137,857,571
   ----------------------------------------------------------  ------------
   NET ASSETS:
     Par value of capital shares                               $      9,782
     Capital paid in excess of par value                        146,219,564
     Undistributed net investment income                            881,745
     Accumulated net realized loss from security transactions      (286,104)
     Net unrealized depreciation of investments                  (8,967,416)
   ----------------------------------------------------------  ------------
   Total Net Assets                                            $137,857,571
   ----------------------------------------------------------  ------------
   Shares Outstanding                                             9,781,667
   ----------------------------------------------------------  ------------
   Net Asset Value                                                   $14.09
   ----------------------------------------------------------  ------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
16

 Statement of Operations (unaudited)

For the Three Months Ended December 31, 2001

INVESTMENT INCOME:
  Interest                                                                     $ 3,442,886
  Less: Interest expense                                                          (477,544)
-----------------------------------------------------------------------------  -----------
  Total Investment Income                                                        2,965,342
-----------------------------------------------------------------------------  -----------
EXPENSES:
  Management fee (Note 2)                                                          536,126
  Audit and legal                                                                   24,951
  Shareholder communications                                                        22,670
  Shareholder and system servicing fees                                             19,041
  Directors' fees                                                                   16,038
  Registration fees                                                                  6,035
  Custody                                                                            1,880
  Other                                                                             23,738
-----------------------------------------------------------------------------  -----------
  Total Expenses                                                                   650,479
-----------------------------------------------------------------------------  -----------
Net Investment Income                                                            2,314,863
-----------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          13,217,047
   Cost of securities sold                                                      13,226,523
-----------------------------------------------------------------------------  -----------
  Net Realized Loss                                                                 (9,476)
-----------------------------------------------------------------------------  -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                                          (8,209,257)
   End of period                                                                (8,967,416)
-----------------------------------------------------------------------------  -----------
  Increase in Net Unrealized Depreciation                                         (758,159)
-----------------------------------------------------------------------------  -----------
Net Loss on Investments                                                           (767,635)
-----------------------------------------------------------------------------  -----------
Increase in Net Assets From Operations                                         $ 1,547,228
-----------------------------------------------------------------------------  -----------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             17

 Statements of Changes in Net Assets

For the Three Months Ended December 31, 2001 (unaudited) and the Year Ended September 30, 2001

                                                             December 31   September 30
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                      $  2,314,863  $ 11,903,373
  Net realized loss                                                (9,476)     (276,628)
  Increase in net unrealized depreciation                        (758,159)   (8,779,404)
---------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                        1,547,228     2,847,341
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (2,083,495)  (12,370,409)
  Net realized gains                                                   --      (218,597)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders    (2,083,495)  (12,589,006)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                           (536,267)   (9,741,665)
NET ASSETS:
  Beginning of period                                         138,393,838   148,135,503
---------------------------------------------------------------------------------------
  End of period*                                             $137,857,571  $138,393,838
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $881,745      $650,377
---------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
18

 Statement of Cash Flows (unaudited)

For the Three Months Ended December 31, 2001

 CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received                                $ 3,325,909
   Operating expenses paid                                           (653,625)
   Interest paid on bank loans                                       (486,969)
   Net short-term purchases                                        (2,089,993)
   Purchases of portfolio securities                               (8,948,491)
   Proceeds from disposition of long-term securities               13,217,047
 ---------------------------------------------------------------  -----------
   Net Cash Flows Provided By Operating and Investing Activities    4,363,878
 ---------------------------------------------------------------  -----------
 CASH FLOWS USED BY FINANCING ACTIVITIES:
   Net borrowings under line-of-credit agreement                   (2,500,000)
   Cash dividends paid on Common Stock                             (2,162,076)
 ---------------------------------------------------------------  -----------
   Net Cash Flows Used By Financing Activities                     (4,662,076)
 ---------------------------------------------------------------  -----------
 NET DECREASE IN CASH                                                (298,198)
 Cash, Beginning of period                                            573,027
 ---------------------------------------------------------------  -----------
 Cash, End of period                                              $   274,829
 ---------------------------------------------------------------  -----------
 RECONCILIATION OF INCREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH FLOWS PROVIDED BY
 OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations                         $ 1,547,228
 ---------------------------------------------------------------  -----------
   Amortization of discount on securities                               7,683
   Decrease in investments, at value                                2,938,515
   Decrease in interest payable for money borrowed                     (9,425)
   Increase in dividends and interest receivable                     (116,977)
   Decrease in accrued expenses                                        (3,146)
 ---------------------------------------------------------------  -----------
   Total Adjustments                                                2,816,650
 ---------------------------------------------------------------  -----------
 Net Cash Flows Provided By Operating and Investing Activities    $ 4,363,878
 ---------------------------------------------------------------  -----------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             19

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $49,775 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
20
instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the three months ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                   $ 9,010,000
-----------------------------------------------------------------------
Sales                                                        13,217,047
-----------------------------------------------------------------------


-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             21

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                               $   992,950
Gross unrealized depreciation                                (9,960,366)
------------------------------------------------------------------------
Net unrealized depreciation                                 $(8,967,416)
------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The aggregate borrowings outstanding at December 31, 2001 was $59.2 million at a weighted average interest rate of 2.41% which represented 30.04% of the net assets plus borrowings. Average aggregate borrowings for the three months ended December 31, 2001 were $60,871,999 and the average annualized interest rate was 2.44%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

6. Capital Shares

At December 31, 2001, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

7. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $44,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
22

 Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                           2001/(1)/       2001       2000  1999/(2)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $14.15      $15.14     $15.19    $15.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.24        1.22       1.40      0.97
  Net realized and unrealized gain (loss)     (0.09)      (0.93)      0.02      0.09
---------------------------------------------------------------------------------------
Total Income From Operations                   0.15        0.29       1.42      1.06
---------------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock       --          --         --     (0.02)
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.21)      (1.26)     (1.44)    (0.85)
  Net realized gains                             --       (0.02)     (0.03)       --
---------------------------------------------------------------------------------------
Total Distributions                           (0.21)      (1.28)     (1.47)    (0.85)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $14.09      $14.15     $15.14    $15.19
---------------------------------------------------------------------------------------
Total Return, Based on Market Value            1.04%++    (4.33)%    13.35%     1.68%++
---------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         1.24%++     2.44%     10.55%     7.45%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $137,858    $138,394   $148,136  $148,548
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                        6.54%+      8.31%      9.20%     7.48%+
  Interest expense                             1.35+       2.75       3.04      1.68+
  Organization expense                           --          --         --      0.24+
  Operating expenses                           1.84+       1.82       1.70      1.63+
  Total expenses                               3.19+       4.57       4.74      3.55+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                           5%         23%        59%       53%
---------------------------------------------------------------------------------------
Market Value, End of Period                  $12.74      $12.82   $14.6875   $14.375
---------------------------------------------------------------------------------------

(1) For the three months ended December 31, 2001 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             23

 Additional Information (unaudited)


Information about Directors and Officers

The business and affairs of the Travelers Corporate Loan Fund Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below.

                                                                          Number of
                                                                         Investment
                                       Term of                            Companies
                                     Office* and                           in Fund       Other
                         Position(s)  Length of        Principal           Complex   Directorships
     Name, Address        Held with     Time      Occupation(s) During    Overseen      Held by
        and Age             Fund       Served         Past 5 Years       by Director   Director
--------------------------------------------------------------------------------------------------
Non-Interested Directors
Allan J. Bloostein        Director      Since    President, Allan J.         14      Retired
717 Fifth Avenue                        1998     Bloostein Associates                Director of
21st Floor                                                                           CVS
New York, NY 10022                                                                   Corporation
Age 72

Dwight B. Crane           Director      Since    Professor, Harvard          23      Director of
Harvard Business School                 1998     Business School                     Micro Forum,
Soldiers Field Road                                                                  Inc.
Horgan Hall #375
Boston, MA 02163
Age 64

Paulo M. Cucchi           Director      Since    Vice President and Dean      7      N/A
Drew University                         2001     of College of Liberal
108 Brothers College                             Arts at Drew University
Madison, NJ 07940
Age 60

Robert A. Frankel         Director      Since    Managing Partner of          9      N/A
8 John Walsh Blvd.                      1998     Robert A. Frankel
Peekskill, NY 10566                              Management Consultants
Age 75

Dr. Paul Hardin           Director      Since    Chancellor Emeritus and      7      N/A
12083 Morehead                          2001     Professor of Law at the
Chapel Hill, NC 27514                            University of North
Age 71                                           Carolina at Chapel Hill

William R. Hutchinson     Director      Since    President, WR                7      Director of
535 N. Michigan                         1998     Hutchinson &                        Associate
Suite 1012                                       Associates, Inc.;                   Bank and
Chicago, IL 60611                                formerly Group Vice                 Associated
Age 59                                           President, Mergers &                Banc-Corp
                                                 Acquisitions BP Amoco

George M. Pavia           Director      Since    Senior Partner, Pavia &      7      N/A
600 Madison Avenue                      2001     Harcourt Attorneys
New York, NY 10022
Age 73

--------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
24

                                                                          Number of
                                                                         Investment
                                         Term of                          Companies
                                       Office* and                         in Fund        Other
                           Position(s)  Length of       Principal          Complex    Directorships
      Name, Address         Held with     Time     Occupation(s) During   Overseen       Held by
         and Age              Fund       Served        Past 5 Years      by Director    Director
----------------------------------------------------------------------------------------------------
Interested Directors
Heath B. McLendon          Director/      Since    Managing Director of       74     SBFM; TIA;
Salomon Smith Barney Inc.  Chairman       1998     Salomon Smith                     The Travelers
125 Broad Street           Also                    Barney Inc. ("SSB");              Investment
9th Floor                  serves as               President and                     Management
New York, NY 10004         President               Director of Smith                 Company;
Age 68                                             Barney Fund                       Trustee -- Drew
                                                   Management LLC                    University;
                                                   ("SBFM") and                      Advisory
                                                   Travelers Investment              Director --
                                                   Adviser, Inc. ("TIA")             M&T Bank
---------
*Directors are elected for a term of three years.

Officers
Lewis E. Daidone           Senior         Since    Managing Director of      N/A     N/A
Salomon Smith Barney Inc.  Vice           1998     SSB; Chief Financial
125 Broad Street           President               Officer of the Smith
11th Floor                 and                     Barney Mutual
New York, NY 10004         Treasurer               Funds; Director and
Age 44                                             Senior Vice President
                                                   of SBFM and TIA

Glenn N. Marchak           Vice           Since    Managing Director of      N/A     N/A
Travelers Asset            President      1998     TAMIC
 Management International  and
 Company LLC ("TAMIC")     Investment
388 Greenwich Street       Officer
New York, NY 10013
Age 46

Christina T. Sydor         Secretary      Since    Managing Director of      N/A     N/A
Salomon Smith Barney Inc.                 1998     SSB; General
300 First Stamford Place                           Counsel and
Stamford, CT 06902                                 Secretary of SBFM
Age 51                                             and TIA

Irving P. David            Controller     Since    Director of SSB           N/A     N/A
Salomon Smith Barney Inc.                 1998
125 Broad Street
10th Floor
New York, NY 10004
Age 40

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             25

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
26

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             27

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

-------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
28

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

[LOGO] NYSE Logo

Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Travelers Corporate
Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01804 2/02